UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 21, 2026

AZIO AI HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-38078	46-0774222
(Commission File Number)	(IRS Employer Identification No.)
7510 Ardmore Street
Houston, TX	77054
(Address of Principal Executive Offices)	(Zip Code)

(870) 970-3355

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.00001 par value	AZIO	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On October 21, 2026 (the “Effective Date”), Azio AI Holdings, Inc., a Delaware corporation (the “Company”), entered into a Revolving Credit Facility Agreement (the “Credit Agreement”) with Azio Corporation, a California corporation (the “Lender”), providing for an unsecured revolving credit facility of up to $2,300,000 (the “Loan Commitment”), inclusive of the Prior Advances (as defined below). Pursuant to the Credit Agreement, the Company may, from time to time, request loans (each, a “Loan” and collectively, “Loans”) from the Lender, up to the Loan Commitment. The Lender may, in its sole discretion, fund any Loan that would cause the aggregate principal balance of the Loans to exceed the Loan Commitment upon its prior written consent. Amounts borrowed under the Credit Agreement shall be evidenced by an unsecured revolving promissory note (the “Promissory Note”) executed by the Company and payable to the order of the Lender. Prior to entering into the Credit Agreement, the Lender provided the Company amounts totaling $2,225,000 (the “Prior Advances”). Pursuant to the Credit Agreement, the Company and the Lender agreed that the Prior Advances shall be deemed Loans and subject to the terms and conditions thereunder as of the Effective Date. Proceeds from the Credit Agreement may be used for working capital for the Company and such other uses as determined by the Board of Directors of the Company.

The Credit Agreement will mature on the first business day following the one-year anniversary of the Effective Date (the “Maturity Date”), and all outstanding Loans, plus all accrued and unpaid interest thereon, shall be due and payable on such date. Prior to the Maturity Date, all outstanding Loans may be prepaid by the Company, in its sole discretion, in whole or in part, to the Lender, and may thereafter be borrowed or reborrowed, subject to the terms of the Credit Agreement. All such prepayments shall be allocated first to accrued and unpaid interest, and thereafter to reduce the principal amount then owing.

The Promissory Note will bear interest at the rate of 8.5% per annum, which shall be calculated on the basis of a year consisting of 365 days or 366 days, as applicable. No payments of interest or principal amount as to any Loan will be due prior to the Maturity Date. The Credit Agreement contains customary events of default. If an event of default has occurred and continues after any applicable grace period, the Lender may, by notice to the Company, declare all outstanding Loans, plus all accrued and unpaid interest thereon, due and payable, except that acceleration will be automatic in the case of bankruptcy and insolvency events of default involving the Company.

The Company, in its sole discretion, may terminate the Credit Agreement at any time, for any reason, by giving the Lender not less than three days’ written notice. Such termination only takes effect once the Company has repaid all outstanding Loans, plus all accrued and unpaid interest thereon, in full. The Lender, in its sole discretion, may terminate the Credit Agreement by delivering to the Company not less than 30 days’ written notice prior to the effective date of such termination (the “Notice Period”). During the Notice Period, the Lender will keep funding Loans to the Company under the Credit Agreement and interest will continue to accrue on the outstanding indebtedness under the Credit Agreement through and including the effective date of termination. On the effective date of termination, all outstanding Loans, plus all accrued and unpaid interest thereon, will be due and payable in full.

Each of the Credit Agreement and the Promissory Note contains customary representations, warranties and conditions of the parties thereto. The representations, warranties and covenants contained in each of the Credit Agreement and the Promissory Note were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement and may be subject to limitations agreed upon by the parties.

Chi Wei David Shiue, the former Chief Business Development Officer of the Company and the sole member of Alora LLC, a beneficial owner of more than five percent (5%) of the outstanding shares of the Company’s common stock, is the Chief Executive Officer and President and a majority shareholder of the Lender.

The foregoing descriptions of the Credit Agreement and the Promissory Note do not purport to be complete and are qualified in their entirety by reference to the full text of the Credit Agreement and the Promissory Note, copies of which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference in its entirety.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements relate to future events, expectations or actions and involve known and unknown risks, uncertainties and other factors that could cause the Company’s actual results, levels of activity, performance or achievement to differ materially from those expressed or implied by these forward-looking statements. These risks and uncertainties include the Company’s ability to satisfy the conditions and comply with the covenants under the Credit Agreement and Promissory Note, the availability of borrowings under the Credit Agreement, market conditions and other risks detailed in the Company’s most recent Annual Report on Form 10-K and the Company’s subsequent periodic reports and other filings with the SEC. You are cautioned not to place undue reliance on forward-looking statements, which are based on the Company’s current expectations and assumptions and speak only as of the date of this Current Report on Form 8-K. The Company does not intend to revise or update any forward-looking statement in this Current Report on Form 8-K as a result of new information, future events or otherwise, except as required by law.

Item 9.01         Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Revolving Credit Facility Agreement, dated October 21, 2026, by and between, Azio AI Holdings, Inc. and Azio Corporation
10.2	Revolving Promissory Note, dated October 21, 2026, by Azio AI Holdings, Inc. in favor of Azio Corporation
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AZIO AI HOLDINGS, INC.

Date: October 23, 2026	By:	/s/ Jason Maddox
Jason Maddox
Chief Financial Officer